SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2004

Fieldstone Mortgage Investment Trust, Series 2004-2

Mortgage Backed Securities

                ASSET BACKED SECURITIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-109307	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue

                     New York, New York 10010

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Item 5.

OTHER EVENTS

Filing of Form T-1

On April 12, 2004, Asset Backed Securities Corporation (the “Company”) is filing a Form T-1 to designate HSBC Bank USA to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 and 307 of the Trust Indenture Act of 1939.  Form T-1 is annexed hereto as Exhibit 25.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

Information and Exhibits

(a)

Financial Statements of business acquired.

Not applicable.

(b)

Pro Forma financial information.

Not applicable.

(c)

Exhibit No.

Description

25

Form T-1 Statement of Eligibility under the Trust indenture Act of 1939, as amended.

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on April 12, 2004.

ASSET BACKED SECURITIES

       CORPORATION

By:  /s/

 Joseph Donovan

Name:  Joseph Donovan

Title:  Vice President

Exhibit Index

Exhibit            Description

Page

25

Form T-1 Statement of Eligibility under the
Trust Indenture Act of 1939, as amended.

EXHIBIT 25